SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   February 1, 2007


                           Mobile Area Networks, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                     Florida
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                 (State or Other Jurisdiction of Incorporation)


                 333-18439                              59-3482752
          ------------------------                  -------------------
          (Commission File Number)                   (I.R.S. Employer
                                                    Identification No.)


2772 Depot Street, Sanford, Florida                       32773
--------------------------------------------            ----------
(New Address of Principal Executive Offices)            (Zip Code)


407-333-2350
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(Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 204.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01   Changes in Registrant's Certifying Accountants.

         (a)      Engagement of new independent audit firm.

                  On February 1, 2007 the Board of Directors of the Company dismissed our former independent auditor Berman Hopkins Wright & LaHam, CPAs and Associates, LLP of Winter Park, Florida, and on the same date the Board of Directors engaged the firm of Randall N. Drake, C.P.A., P.A. of Clearwater, Florida as successor independent auditor. Through the date of the dismissal there were no disagreements with the former auditors as to audit scope or accounting principals:

         (i) There were no adverse opinions or disclaimers of opinion or modifications as to uncertainty, audit scope or accounting principles from the predecessor auditor, Berman Hopkins Wright & LaHam, CPAs and Associates, LLP, except for a going concern uncertainty regarding the Company's ability to continue as a going concern.

         (ii) There were no disagreements with the predecessor auditor on the matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure through the date of the dismissal.


Item 9.01   Exhibits

         (c)      Exhibits

                  16       Consent Letter of Berman Hopkins.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Mobile Area Networks, Inc.
                                       -----------------------------------------
                                       (Registrant)


Date:    February 7, 2007              By: /s/ GEORGE WIMBISH
                                           -------------------------------------
                                           George Wimbish, President
                                           & Chief Executive Officer